UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. REPORTS TO STOCKHOLDERS.

QCI
ASSET MANAGEMENT, INC.

QCI Balanced Fund

ANNUAL REPORT

From October 1, 2020 through September 30, 2021

This report and the financial statements contained herein are submitted for the general information of the shareholders of the QCI Balanced Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The QCI Balanced Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Rd., Suite 200, Raleigh, NC, 27609. There is no affiliation between the QCI Balanced Fund, including its principals, and Capital Investment Group, Inc.

COMPANY HISTORY

Originally founded in 1975, QCI Asset Management is a completely independent, 100% employee owned firm, managing investment portfolios for high net worth individuals, trusts, pension and retirement plans, corporations, higher education and other non-for-profit clients. We also provide objective, fee-based consulting advice to the fiduciaries for participant-directed retirement plans.

You Come First. Your financial success is what drives us. We're focused on helping you achieve your goals for the future. Highly responsive client service and regular, proactive communication is what you can expect from us.

Right Sized for Success. QCI Asset Management is small enough to offer you the personal service you deserve, yet large enough to back up that service with knowledgeable talent experienced in the finance industry. We conduct our own investment research and provide a wide range of services, all without selling you commission based financial products.

Consistent, Responsible Investment Practices. The basic principles of good investing never change. Accounts are structured with the goal of achieving acceptable, absolute performance during strong "up" markets, while providing superior relative returns in "down" markets. We follow well-defined processes at every step, with focused attention to detail and precision.

This approach is now broadly available via our QCI Balanced Fund. For more information and a prospectus, please call (800) 836-3960.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the QCI Balanced Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at e-qci.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

The QCI Balanced Fund is a series of the Starboard Investment Trust.

For More Information on the QCI Balanced Fund:

See Our Web site at ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Annual Letter to Shareholders	November 3, 2021
(Unaudited)

Dear Investor,

Economic growth continued in the third quarter, but headwinds are gathering. Worsening supply chain issues, labor shortages, increasing inflation, persistent covid risks, and mounting global tensions are all bothersome and pose threats to our “jagged V” recovery thesis. The economy's strength is masked and contorted by these issues, but we believe that economic growth will remain above trend as we work our way through the coming quarters.

Stocks continued their strong rally on the back of the massive and coordinated fiscal and monetary stimulus programs throughout the fiscal year.  We are at the very low end of the band in terms of average equity exposure, so as the market rose during the fiscal year, we continued to trail, but we expect to have much less participation if the market declines.  For the fiscal year ended September 30, 2021, the Fund returned 13.50% for the one-year period while the Lipper Flexible Portfolio Funds returned 18.08%.  As a reminder, our peer group changed last year to a more aggressive category.

In September, we witnessed a relatively unusual phenomenon with both stock and bond markets selling off together. These asset classes tend to move in opposite directions, each buffering volatility in the other. Thanks to our disciplined approach to managing risk, we have been net sellers of stocks, resulting in an unusually large cash balance in portfolios.  While the broad stock market is off less than 5% from all-time highs, some sectors are down more than 20%. We refer to this as a “rolling bear market,” and have moved quickly to add great companies at attractive prices to portfolios. As volatility continues, we will look to put more cash to work.  During the period, we used options to hedge risk.  Because the market has risen aggressively, this hedging strategy slightly impaired fund performance during the period.

Inflation seems to be the worst kept secret of all time. It is no surprise to anyone who eats, buys gas, or does just about anything that prices have increased dramatically. While the Fed is holding on to the view that these price increases are temporary, we believe inflation will be stubbornly persistent. To combat rising rates, our bond allocation is defensively postured with relatively short duration and high quality.

Providing premier client service is of utmost importance to us. As the merger with Wealth Enhancement Group draws closer, we are humbled by the overwhelmingly positive feedback and support. Thank you for your continued trust and loyalty as we enter this next chapter. We do not take it for granted!

Sincerely,

Edward Shill	Gerald Furciniti
Lead Portfolio Manager	Co-Portfolio Manager
QCI Asset Management	QCI Asset Management
(RCQCI1121001)

QCI Balanced Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from January 30, 2014 (Date of Initial Public Investment) to September 30, 2021

Comparison of the Change in Value of a $25,000 Investment

This graph assumes an initial investment of $25,000 at January 30, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts performance of the QCI Balanced Fund versus the Lipper Flexible Portfolio Funds. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

	Average Annual Total Returns

	As of	One	Five	Since
	September 30, 2021	Year	Year	Inception*
	QCI Balanced Fund - Institutional Class Shares	13.50%	8.82%	7.28%
	Lipper Flexible Portfolio Funds**	18.08%	7.29%	4.03%

*	The Inception Date of the Fund is January 30, 2014.
**	The Lipper Flexible Portfolio Funds is an unmanaged index which is comprised of balanced funds that are
	flexible in reducing risk and increasing returns. Investors cannot invest directly in an index or benchmark.

				(Continued)

QCI Balanced Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from January 30, 2014 (Date of Initial Public Investment) to September 30, 2021

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles and derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses (such as litigation expenses)) to not more than 0.97% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through January 31, 2022.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the expenses would be 1.16% per the Fund’s most recent prospectus dated February 1, 2021.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

QCI Balanced Fund

Schedule of Investments

As of September 30, 2021
	Principal	Coupon Rate	Maturity Date	Value (Note 1)

CORPORATE BONDS - 16.39%

Communication Services - 1.71%
Verizon Communications, Inc.	$ 985,000	4.125%	3/16/2027	$1,115,480
				1,115,480
Consumer Discretionary - 1.68%
Anheuser-Busch Cos. LLC	505,000	3.650%	2/1/2026	554,508
Lowe's Cos., Inc.	500,000	3.375%	9/15/2025	540,613
				1,095,121
Energy - 0.87%
Chevron Corp.	535,000	2.895%	3/3/2024	564,074
				564,074
Financials - 4.78%
Bank of America Corp. (a)	1,115,000	0.891%	2/5/2026	1,129,875
JP Morgan Chase & Co.	1,030,000	3.900%	7/15/2025	1,127,922
US Bancorp	785,000	3.600%	9/11/2024	848,921
				3,106,718
Industrials - 2.58%
Deere & Co.	1,045,000	2.750%	4/15/2025	1,104,879
Norfolk Southern Corp.	565,000	2.300%	5/15/2031	570,113
				1,674,992
Information Technology - 3.46%
Apple, Inc.	1,065,000	2.450%	8/4/2026	1,127,626
Microsoft Corp.	1,015,000	3.300%	2/6/2027	1,121,619
				2,249,245
Utilities - 1.31%
Duke Energy Corp.	805,000	2.650%	9/1/2026	849,293
				849,293

Total Corporate Bonds (Cost $10,683,518)				10,654,923

FEDERAL AGENCY OBLIGATIONS - 11.86%
Federal Home Loan Mortgage Corp.	2,080,000	0.250%	6/26/2023	2,079,189
Federal National Mortgage Association	1,315,000	2.000%	1/5/2022	1,321,496
Federal National Mortgage Association	2,145,000	2.625%	9/6/2024	2,277,733
Federal National Mortgage Association	1,950,000	1.875%	9/24/2026	2,032,699

Total Federal Agency Obligations (Cost $7,513,905)				7,711,117

UNITED STATES TREASURY NOTES - 8.41%
United States Treasury Note	1,705,000	1.625%	11/15/2022	1,733,905
† United States Treasury Note	300,000	0.125%	11/30/2022	299,976
† United States Treasury Note	250,000	0.125%	12/31/2022	249,961
United States Treasury Note	3,020,000	2.375%	8/15/2024	3,182,797

Total United States Treasury Notes (Cost $5,403,418)				5,466,639

				(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2021
			Principal	Interest Rate	Maturity Date	Value (Note 1)

MUNICIPAL BONDS - 1.72%
	New York State Urban Development Corp.		$ 750,000	3.270%	3/15/2028	$815,355
	New York State Urban Development Corp.		285,000	3.320%	3/15/2029	305,215

	Total Municipal Bonds (Cost $1,040,230)					1,120,570

CALL OPTIONS PURCHASED - 0.38%
			Exercise		Notional
Call Options - 0.38%		Contracts	Date	Strike Price	Value
*	CBOE Market Volatility
	Call Option	700	1/19/2022	$ 30.00	$ 1,619,800	248,500

	Total Call Options Purchased (Premiums Received $224,110)					248,500

REAL ESTATE INVESTMENT TRUST - 0.67%

Real Estate - 0.67%					Shares
	Americold Realty Trust				15,000	435,750

	Total Real Estate Investment Trust (Cost $499,506)					435,750

PREFERRED STOCK - 0.74%
			Dividend	Maturity
Utilities - 0.74%			Rate	Date	Shares
	NextEra Energy, Inc.		6.219%	9/1/2023	9,419	481,405

	Total Preferred Stock (Cost $467,838)					481,405

COMMON STOCKS - 51.75%

Communication Services - 4.83%					Shares
*	Alphabet, Inc. - Class C				400	1,066,124
*	Facebook, Inc. - Class A				1,771	601,060
*	The Walt Disney Co.				4,170	705,439
	Verizon Communications, Inc.				14,225	768,292
						3,140,915
Consumer Discretionary - 7.92%
*	Amazon.com, Inc.				552	1,813,342
*	Booking Holdings, Inc.				438	1,039,755
	McDonald's Corp.				2,733	658,954
	Starbucks Corp.				4,942	545,152
	The Home Depot, Inc.				1,815	595,792
	The TJX Cos., Inc.				7,538	497,357
						5,150,352
Consumer Staples - 3.98%
	Constellation Brands, Inc.				3,585	755,324
	PepsiCo, Inc.				4,905	737,761
	The Procter & Gamble Co.				5,285	738,843
	Walmart, Inc.				2,539	353,886
						2,585,814

						(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2021
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Energy - 2.99%
	Chevron Corp.	7,625	$773,556
	Enbridge, Inc.	14,658	583,388
	Exxon Mobil Corp.	10,000	588,200
			1,945,144
Financials - 10.78%
	Bank of America Corp.	20,886	886,611
*	Berkshire Hathaway, Inc. - Class B	5,000	1,364,700
	Chubb Ltd.	3,075	533,451
	JP Morgan Chase & Co.	5,046	825,980
	Manning & Napier, Inc.	175,000	1,597,750
	Mastercard, Inc.	2,000	695,360
	Regions Financial Corp.	30,630	652,725
	The PNC Financial Services Group, Inc.	2,326	455,059
			7,011,636
Health Care - 6.87%
	Abbott Laboratories	6,064	716,340
*	Exact Sciences Corp.	1,838	175,437
	Humana, Inc.	1,227	477,487
*	Illumina, Inc.	798	323,677
*	Incyte Corp.	7,000	481,460
	Johnson & Johnson	6,022	972,553
	Roche Holding AG	17,000	772,990
	Zoetis, Inc.	2,816	546,698
			4,466,642
Industrials - 4.49%
	General Dynamics Corp.	3,000	588,090
*	Southwest Airlines Co.	11,539	593,451
*	The Boeing Co.	5,000	1,099,700
*	The LS Starrett Co.	10,878	135,866
	United Parcel Service, Inc.	2,742	499,318
			2,916,425
Information Technology - 8.80%
	Apple, Inc.	10,500	1,485,750
*	Check Point Software Technologies Ltd.	6,000	678,240
	Microsoft Corp.	5,000	1,409,600
	NVIDIA Corp.	2,212	458,238
	QUALCOMM, Inc.	2,609	336,509
*	ServiceNow, Inc.	800	497,816
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,909	548,090
	Universal Display Corp.	1,818	310,805
			5,725,048
Utilities - 1.09%
	NextEra Energy, Inc.	9,000	706,680
			706,680

	Total Common Stocks (Cost $22,992,098)		33,648,656
			(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2021
	Shares	Value (Note 1)

EXCHANGE-TRADED PRODUCTS - 7.20%

Commodity - 1.60%
* SPDR Gold Shares	6,340	$1,041,155
		1,041,155
Fixed Income - 2.26%
Schwab US TIPS ETF	23,506	1,471,006
		1,471,006
Mortgage-Backed - 3.34%
Vanguard Mortgage-Backed Securities ETF	40,762	2,172,207
		2,172,207

Total Exchange-Traded Products (Cost $4,582,266)		4,684,368

SHORT-TERM INVESTMENT - 1.80%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.01% §	1,170,596	1,170,596

Total Short-Term Investment (Cost $1,170,596)		1,170,596

Total Value of Investments (Cost $54,577,485) - 100.92%		$65,622,524

Liabilities in Excess of Other Assets - (0.92)%		(598,708)

Net Assets - 100.00%		$65,023,816

* Non-income producing investment
§ Represents 7 day effective yield on September 30, 2021.
† All or a portion of security is segregated as collateral for derivatives.
(a) Floating interest rate

		(Continued)

QCI Balanced Fund

Schedule of Investments - Continued

As of September 30, 2021

Summary of Investments
by Sector	% of Net
	Assets	Value
Corporate Bonds:
Communication Services	1.71%	$ 1,115,480
Consumer Discretionary	1.68%	1,095,121
Energy	0.87%	564,074
Financials	4.78%	3,106,718
Industrials	2.58%	1,674,992
Information Technology	3.46%	2,249,245
Utilities	1.31%	849,293
Federal Agency Obligations	11.86%	7,711,117
United States Treasury Notes	8.41%	5,466,639
Municipal Bonds	1.72%	1,120,570
Call Options Purchased	0.38%	248,500
Real Estate Investment Trust:
Real Estate	0.67%	435,750
Preferred Stock:
Utilities	0.74%	481,405
Common Stocks:
Communication Services	4.83%	3,140,915
Consumer Discretionary	7.92%	5,150,352
Consumer Staples	3.98%	2,585,814
Energy	2.99%	1,945,144
Financials	10.78%	7,011,636
Health Care	6.87%	4,466,642
Industrials	4.49%	2,916,425
Information Technology	8.80%	5,725,048
Utilities	1.09%	706,680
Exchange-Traded Products:
Commodity	1.60%	1,041,155
Fixed Income	2.26%	1,471,006
Mortgage-Backed	3.34%	2,172,207
Short-Term Investment	1.80%	1,170,596
Liabilities in Excess of Other Assets	-0.92%	(598,708)
Total Net Assets	100.00%	$ 65,023,816

See Notes to Financial Statements

QCI Balanced Fund

Statement of Assets and Liabilities

As of September 30, 2021

Assets:
Investments, at value (cost $54,577,485)	$65,622,524
Receivables:
Dividends and interest	94,161
Prepaid expenses:
Registration and filing fees	3,915
Insurance fees	1,280

Total assets	65,721,880

Liabilities:
Due to broker	476,300
Payables:
Fund shares purchased	157,943
Accrued expenses:
Advisory fees	33,233
Professional fees	22,049
Custody fees	4,240
Administration fees	1,318
Shareholder fulfillment fees	854
Trustee fees and meeting expenses	701
Interest expense	675
Miscellaneous expenses	367
Transfer agent fees	186
Fund accounting fees	75
Compliance fees	64
Security pricing fees	59

Total liabilities	698,064

Net Assets	$65,023,816

Net Assets Consist of:
Paid in Interest	$47,519,690
Distributable Earnings	17,504,126

Total Net Assets	$65,023,816
Institutional Class Shares Outstanding, no par value (unlimited authorized shares)	4,735,212
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$13.73

See Notes to Financial Statements

QCI Balanced Fund

Statement of Operations

For the fiscal year ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding tax $12,783)	$653,925
Interest	368,993

Total Investment Income	1,022,918

Expenses:
Advisory fees (Note 2)	510,654
Administration fees (Note 2)	78,469
Registration and filing fees	36,743
Fund accounting fees (Note 2)	34,102
Professional fees	30,574
Transfer agent fees (Note 2)	21,186
Custody fees (Note 2)	20,033
Shareholder fulfillment expenses	15,529
Compliance service fees (Note 2)	12,064
Trustee fees and meeting expenses (Note 3)	9,125
Security pricing fees	8,602
Interest expense	4,752
Miscellaneous expenses (Note 2)	4,212
Insurance fees	3,594

Total Expenses	789,639

Fees waived by the Advisor (Note 2)	(96,935)

Net Expenses	692,704

Net Investment Income	330,214

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	6,736,579
Long-term capital gain distributions from underlying funds	417
Total realized gain	6,736,996

Net change in unrealized appreciation on investments	2,097,902

Net Realized and Unrealized Gain on Investments	8,834,898

Net Increase in Net Assets Resulting from Operations	$9,165,112

See Notes to Financial Statements

QCI Balanced Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2021	2020

Operations:
Net investment income	$330,214	$600,076
Net realized gain from investment transactions	6,736,579	3,452,419
Long-term capital gain distributions from underlying funds	417	-
Net change in unrealized appreciation on investments	2,097,902	1,607,690

Net Increase in Net Assets Resulting from Operations	9,165,112	5,660,185

Distributions to Shareholders	(4,042,068)	(1,138,419)

Decrease in Net Assets Resulting from Distributions	(4,042,068)	(1,138,419)

Beneficial Interest Transactions:
Shares sold	5,502,834	8,027,087
Reinvested dividends and distributions	4,030,676	1,133,354
Shares repurchased	(18,310,855)	(8,343,136)

Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(8,777,345)	817,305

Net Increase (Decrease) in Net Assets	(3,654,301)	5,339,071

Net Assets:
Beginning of year	68,678,117	63,339,046
End of year	$65,023,816	$68,678,117

Institutional Share Class Information:	Shares	Amount
Shares sold	415,708	$649,493
Reinvested distributions	313,827	93,531
Shares repurchased	(1,353,204)	(692,890)

Net Increase (Decrease) in Shares of Beneficial Interest	(623,669)	50,134

See Notes to Financial Statements

QCI Balanced Fund

Financial Highlights
	Institutional Class Shares
For a share outstanding during	September 30,
each of the fiscal years ended	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$12.82	$11.93	$12.81	$11.68	$10.95

Income from Investment Operations:
Net investment income (b)	0.06	0.11	0.15	0.12	0.10
Net realized and unrealized gain
on securities	1.61	0.99	0.27	1.13	0.73

Total from Investment Operations	1.67	1.10	0.42	1.25	0.83

Less Distributions to Shareholders:
Net investment income	(0.06)	(0.11)	(0.24)	(0.12)	(0.10)
Net realized gains	(0.70)	(0.10)	(1.06)	-	-

Total from Distributions to Shareholders	(0.76)	(0.21)	(1.30)	(0.12)	(0.10)

Net Asset Value, End of Year	$13.73	$12.82	$11.93	$12.81	$11.68

Total Return (e)	13.50%	9.38%	4.38%	10.76%	7.59%

Net Assets, End of Year (in thousands)	$65,024	$68,678	$63,339	$63,474	$60,315

Ratios of:
Gross Expenses to Average Net Assets (a)(d)	1.11%	1.15%	1.17%	1.14%	1.19%
Net Expenses to Average Net Assets (a)	0.97%	0.97%	0.97%	1.00%	1.00%
Net Investment Income to Average Net Assets (a)(c)	0.46%	0.92%	1.29%	0.99%	0.86%

Portfolio turnover rate	31.83%	47.81%	48.59%	43.92%	29.19%

(a)	Does not include expenses of the investment companies in which the Fund invests.
(b) Calculated using average shares method.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Advisor not waived a portion of its fees, total returns would have been lower.

See Notes to Financial Statements

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

1.  Organization and Significant Accounting Policies

The QCI Balanced Fund (the “Fund”) is a series of the Starboard Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a separate, diversified series of the Trust and commenced operations on January 30, 2014. The investment objective of the Fund is to balance current income and principal conservation with the opportunity for long-term growth.  The Fund seeks to achieve its investment objective by investing in a diverse portfolio of corporate, agency, and U.S. Government fixed income securities, preferred stock, common stock of primarily large and mid-capitalization issuers, and derivative securities.  Allocation to equity and fixed income securities will range from 25%-75% of assets.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a thirdparty pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Options are valued at the mean of the last quoted bid and ask prices at the time of valuation. Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:
Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2021 for the Fund’s assets measured at fair value:

QCI Balanced Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds*	$10,654,923	$-	$10,654,923	$-
Federal Agency Obligations	7,711,117	-	7,711,117	-
United States Treasury Notes	5,466,639	-	5,466,639	-
Municipal Bonds	1,120,570	-	1,120,570	-
Call Options Purchased	248,500	-	248,500	-
Real Estate Investment Trust	435,750	435,750	-	-
Preferred Stock	481,405	481,405	-	-
Common Stocks*	33,648,656	33,648,656	-	-
Exchange-Traded Products*	4,684,368	4,684,368	-	-
Short-Term Investment	1,170,596	1,170,596	-	-
Total Assets	$65,622,524	$40,420,775	$25,201,749	$-

 *    Refer to the Schedule of Investments for industry classification.
(a)	The Fund held no Level 3 securities during the fiscal year ended September 30, 2021.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities for options purchased and the Options Written, at value on the Statement of Assets and Liabilities for options written. Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Gain on Investments on the Statement of Operations for options purchased and Realized and Unrealized Gain on Options Written on the Statement of Operations for options written, if any. There were no options written during the fiscal year ended September 30, 2021.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Board of Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any), quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to QCI Asset Management, Inc. (the “Advisor”) calculated at the annual rate of 0.72% of the Fund’s average daily net assets.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.97% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  The Advisor cannot recoup any amounts previously waived or reimbursed.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

For the fiscal year ended September 30, 2021, $510,654 in advisory fees were incurred, and $96,935 of fees were waived by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of September 30, 2021, the Administrator received $4,212 in miscellaneous reporting expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.030%

The Fund incurred $78,469 in administration fees, $20,033 in custody fees, and $34,102 in fund accounting fees for the fiscal year ended September 30, 2021.

Compliance Services
During the fiscal year ended September 30, 2021, The Nottingham Company, Inc. served as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund incurred $21,186 in transfer agent fees during the fiscal year ended September 30, 2021.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

For the period from October 1, 2020 through December 31, 2020, the Distributor received $5,000 per year paid in monthly installments for services provided and expenses assumed.

Effective January 1, 2021, the Distributor receives $6,500 per year paid in monthly installments for services provided and expenses assumed.  Additional expenses may be incurred for processing fees during the year.  This expense is included in the shareholder fulfillment expenses on the Statement of Operations.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.   Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term and government securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$17,154,431	$26,445,952

Purchases of Government Securities	Proceeds from Sales of Government Securities
$8,317,429	$4,213,329

5.   Risk Considerations

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Common Stocks. The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

Fixed Income Risk. To the extent the Fund or an ETF in which the Fund invests holds fixed income securities, the Fund will be directly or indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the rating of a debt security, the greater its risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as “junk bonds,” and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s fixed income securities and preferred stocks, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

Derivative Risk. The value of derivative instruments, such as options used by the Fund, is derived from the value of an underlying asset, interest rate, or index. Derivatives, including options used by the Fund, involve risks different from direct investments in the underlying securities (imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid).

Junk Bonds Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risks than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risks Related to Investing in Other Investment Companies. The Fund’s investments in other investment companies, including ETFs and mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions taken on federal income tax returns for the open tax years ended from September 30, 2018 through September 30, 2021 and determined the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the open tax years, the Fund did not incur any interest or penalties.

Distributions during the fiscal years ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Year Ended	Ordinary Income	Long-Term- Capital Gains
09/30/2021	$ 330,071	$ 3,711,997
09/30/2020	$ 600,421	$ 537,998

(Continued)

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

At September 30, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 54,600,385

Unrealized Appreciation	$ 11,471,142
Unrealized Depreciation	(449,003)
Net Unrealized Appreciation	$ 11,022,139

Undistributed Net Investment Income	540,046
Undistributed Long-Term Capital Gains	5,941,941

Distributable Earnings	$ 17,504,126

The difference between book basis and tax basis is attributable to the deferral of wash sale losses and Real Estate Investment Trust (“REIT”) return of capital.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2021, Charles Schwab held 49.63% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

9.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

New Investment Advisory Agreement
QCI Asset Management, Inc. (“QCI”) has served as investment advisor to the Fund since the Fund’s inception on January 30, 2014.  Pursuant to an Asset Purchase Agreement dated August 30, 2021, by and among QCI, H. Edward Shill, II, Gerald Furciniti and Wealth Enhancement Group, LLC, a Minnesota limited liability company (“WEG”), QCI agreed to sell and WEG agreed to purchase substantially all the assets of QCI’s investment advisory business (the "Transaction"). As a result of the Transaction, the investment advisory agreement dated May 3, 2017 (“Prior Advisory Agreement”) between the Trust, on behalf of the Fund, and QCI was terminated upon the closing date of the Transaction on November 1, 2021.

At a special meeting held on October 8, 2021, the Board considered and approved NorthCrest Asset Management, LLC (“NorthCrest”), a wholly owned subsidiary of WEG, to serve as investment advisor to the Fund.  An Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) with NorthCrest, with respect to the Fund, was approved at the meeting.  The Interim Advisory Agreement went into effect upon the closing date of the Transaction on November 1, 2021.

QCI Balanced Fund

Notes to Financial Statements

As of September 30, 2021

The Board also approved a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and NorthCrest (the “New Advisory Agreement”).  The New Advisory Agreement was also approved by the majority of the outstanding voting securities of the Fund via written consent on October 8, 2021.  A notice regarding the website availability of an information statement containing details of the Transaction was mailed to shareholders of the Fund on or about November 8, 2021. The New Advisory Agreement will become effective November 28, 2021.

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of QCI Balanced Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of QCI Balanced Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
November 23, 2021

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy and Corporate Action Voting Policies and Procedures is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2021.

During the fiscal year ended September 30, 2021, the Fund paid $330,071 in income distributions and $3,711,997 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

Institutional Class Shares	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,036.80	$4.95
	$1,000.00	$1,020.21	$4.91
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 0.97%, multiplied by 183/365 (to reflect the one-half year period).

5.   Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on March 11, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses).  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.  It was noted that there had been no change in personnel.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average).  The Trustees noted that the Fund had outperformed the peer group and category averages for all periods. The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

(iii)
Fees and Expenses.  The Trustees noted the management fees for the Fund under the Investment Advisory Agreement.  The Trustees noted that the management fee and net expense ratio for the Fund were higher than the peer group average, but the same or lower than the category average.  They further discussed that the Advisor believed this was due primarily to the peer group average being skewed downward by index funds.  The Trustees considered Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor realized a profit for the prior twelve months of operations.  After discussion, the Trustees concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.
6.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $10,899 during the fiscal year ended September 30, 2021 for their services to the Funds and Trust.

(Continued)

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	12
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	12
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present (all registered investment companies). Independent Trustee of ETF Opportunities Trust for all of its series since 2019 to present. Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Hillman Capital Management Investment Trust from 2000 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2020. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	12	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	12	None.

(Continued)

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

7.     Liquidity Risk Management Program

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the individuals serving as the Advisor’s liquidity program administrator to serve as the Trust’s program administrator (the “Trust Program Administrator”) to administer the Program. The Trust Program Administrator established a governance committee to assist the Trust Program Administrator in administering the Program.

Under the Program, the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

(Continued)

QCI Balanced Fund

Additional Information (Unaudited)

As of September 30, 2021

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through November 30, 2020.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

QCI
ASSET M
, INC

GERALD FURCINITI, CFA

Co-Portfolio Manager

Jerry is a Portfolio Manager, Senior Equity Analyst, and serves as Co-Portfolio Manager of the QCI Balanced Fund. He is also QCI's Chief Technology Officer.

Jerry joined QCI in 2001 and became a Principal in 2017.

As an active member of the community, Jerry volunteers as a Director on the Board of the Rochester Rotary Charitable Trust. He previously served on the Board of Friendship Children's Center and the CFA Society of Rochester, where he is a past President. He has also mentored student teams that compete in the CFA Institute Research Challenge.

H. EDWARD SHILL, CFA

Lead Portfolio Manager

Ed is the President and CEO of QCI. He is also as the firm's Chief Investment Officer, and Lead Portfolio Manager of the QCI Balanced Fund.

Ed joined QCI in 1992 and became a Principal in 1994. In 2017, he became the majority shareholder of QCI and was named President and CEO.

Community service is a crucial part of Ed's life. He is an Honorary Director for Willow Domestic Violence Center, previously Alternatives for Battered Women (ABW), and has served on the board of the Society for the Protection & Care of Children.

Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.
Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the QCI Balanced Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), for the audit of the Fund’s financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	September 30, 2020	September 30, 2021
QCI Balanced Fund	$11,000	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2020 and September 30, 2021 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2020	September 30, 2021
QCI Balanced Fund	$3,000	$3,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended September 30, 2020 and September 30, 2021 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended September 30, 2020 and September 30, 2021 were $3,000 and $3,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	December 8, 2021

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	December 8, 2021